                                                                   EXHIBIT 99(i)
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
                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                    FOR THE THREE MONTHS ENDED

                                                                                               Q3 95 vs      Q3 95 vs
                                                                                                Q2 95         Q3 94
(IN THOUSANDS,                                    SEPT. 29,      JUNE 30,       SEPT. 30,      PERCENT       PERCENT
EXCEPT PER SHARE AMOUNTS)                           1995           1995           1994          INC (DEC)     INC (DEC)
                                               ------------   ------------   ------------      ----------    ----------
REVENUES:
  COMMISSIONS                                  $    829,125   $    765,012   $    673,551             8 %          23 %
  INTEREST AND DIVIDENDS                          3,003,864      3,295,255      2,438,760            (9)           23
  PRINCIPAL TRANSACTIONS                            663,139        614,677        653,691             8             1
  INVESTMENT BANKING                                353,760        335,346        245,489             5            44
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                                    484,056        464,495        431,374             4            12
  OTHER                                              97,202        110,209         87,358           (12)           11
                                               ------------   ------------   ------------      ----------    ----------

  TOTAL REVENUES                                  5,431,146      5,584,994      4,530,223            (3)           20

  INTEREST EXPENSE                                2,748,708      3,035,802      2,227,978            (9)           23
                                               ------------   ------------   ------------      ----------    ----------

  NET REVENUES                                    2,682,438      2,549,192      2,302,245             5            17
                                               ------------   ------------   ------------      ----------    ----------

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                       1,392,445      1,308,755      1,179,031             6            18
  OCCUPANCY                                         113,461        109,473        106,366             4             7
  COMMUNICATIONS AND EQUIPMENT RENTAL               122,474        116,854        110,945             5            10
  DEPRECIATION AND AMORTIZATION                      92,707         88,638         83,301             5            11
  ADVERTISING AND MARKET DEVELOPMENT                102,012         95,942         96,321             6             6
  PROFESSIONAL FEES                                 113,832        105,448         88,799             8            28
  BROKERAGE, CLEARING, AND EXCHANGE FEES             88,663         93,888         82,690            (6)            7
  OTHER                                             171,367        165,894        165,270             3             4
                                               ------------   ------------   ------------      ----------    ----------

  TOTAL NON-INTEREST EXPENSES                     2,196,961      2,084,892      1,912,723             5            15
                                               ------------   ------------   ------------      ----------    ----------

EARNINGS BEFORE INCOME TAXES                        485,477        464,300        389,522             5            25

INCOME TAX EXPENSE                                  185,121        181,504        157,943             2            17
                                               ------------   ------------   ------------      ----------    ----------

NET EARNINGS                                   $    300,356   $    282,796   $    231,579             6 %          30 %
                                               ============   ============   ============      ==========    ==========


PREFERRED STOCK DIVIDENDS                      $     11,771   $     11,913   $      1,718            (1)%         N/M
                                               ============   ============   ============      ==========    ==========

NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                                  $    288,585   $    270,883   $    229,861             7 %          26 %
                                               ============   ============   ============      ==========    ==========


EARNINGS PER COMMON SHARE:
  PRIMARY                                      $       1.47   $       1.40   $       1.10             5 %          34 %
                                               ============   ============   ============      ==========    ==========

  FULLY DILUTED                                $       1.46   $       1.39   $       1.10             5 %          33 %
                                               ============   ============   ============      ==========    ==========

AVERAGE SHARES:
  PRIMARY                                           196,395        193,267        209,030
                                                ===========   ============   ============

  FULLY DILUTED                                     197,157        195,159        209,030
                                                ===========   ============   ============

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                                                                   EXHIBIT 99(i)
                                                                     (continued)
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
                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                     FOR THE NINE MONTHS ENDED



   (IN THOUSANDS,                                                   PERCENT                           PERCENT          PERCENT
    EXCEPT PER SHARE AMOUNTS)                       SEPT. 29,           OF            SEPT. 30,           OF          INCREASE
                                                      1995          REVENUES (A)        1994          REVENUES (A)   (DECREASE)
                                                 ------------       --------       ------------       --------       ----------
   REVENUES:
     COMMISSIONS                                 $  2,279,432             14 %     $  2,232,328             16 %              2 %
     INTEREST AND DIVIDENDS                         9,328,638             57          6,955,987             51               34
     PRINCIPAL TRANSACTIONS                         1,952,572             12          1,881,235             14                4
     INVESTMENT BANKING                               937,603              6          1,011,890              7               (7)
     ASSET MANAGEMENT AND PORTFOLIO
       SERVICE FEES                                 1,396,988              9          1,307,532              9                7
     OTHER                                            324,784              2            360,362              3              (10)
                                                 ------------       --------       ------------       --------       ----------

     TOTAL REVENUES                                16,220,017            100         13,749,334            100               18

     INTEREST EXPENSE                               8,567,902             53          6,217,542             45               38
                                                 ------------       --------       ------------       --------       ----------

     NET REVENUES                                   7,652,115             47          7,531,792             55                2
                                                 ------------       --------       ------------       --------       ----------

   NON-INTEREST EXPENSES:
     COMPENSATION AND BENEFITS                      3,971,088             52          3,825,998             51                4
     OCCUPANCY                                        332,823              4            327,948              4                1
     COMMUNICATIONS AND EQUIPMENT RENTAL              351,065              5            322,391              4                9
     DEPRECIATION AND AMORTIZATION                    267,344              4            238,067              3               12
     ADVERTISING AND MARKET DEVELOPMENT               284,265              4            294,071              4               (3)
     PROFESSIONAL FEES                                318,110              4            270,101              4               18
     BROKERAGE, CLEARING, AND EXCHANGE FEES           266,396              3            256,645              3                4
     OTHER                                            532,455              7            522,179              7                2
                                                 ------------       --------       ------------       --------       ----------

     TOTAL NON-INTEREST EXPENSES                    6,323,546             83          6,057,400             80                4
                                                 ------------       --------       ------------       --------       ----------

   EARNINGS BEFORE INCOME TAXES                     1,328,569             17          1,474,392             20              (10)

   INCOME TAX EXPENSE                                 518,142              6            619,245              9              (16)
                                                 ------------       --------       ------------       --------       ----------

   NET EARNINGS                                  $    810,427             11 %     $    855,147             11 %             (5)%
                                                 ============       ========       ============       ========       ==========

   PREFERRED STOCK DIVIDENDS                     $     35,625                      $      4,594                             N/M
                                                 ============                      ============                      ==========

   NET EARNINGS APPLICABLE TO COMMON
    STOCKHOLDERS                                 $    774,802                      $    850,553                              (9)%
                                                 ============                      ============                      ==========


   EARNINGS PER COMMON SHARE:
     PRIMARY                                     $       3.95                      $       3.98                              (1)%
                                                 ============                      ============                      ==========

     FULLY DILUTED                               $       3.90                      $       3.97                              (2)%
                                                 ============                      ============                      ==========

   AVERAGE SHARES:
     PRIMARY                                          196,280                           213,935
                                                 ============                      ============

     FULLY DILUTED                                    198,755                           214,050
                                                 ============                      ============

    (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES.
            NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.
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